                                  EXHIBIT 10.9

                       AMENDMENT TO STOCK PLEDGE AGREEMENT

      This Amendment to Stock Pledge Agreement (this "Amendment") is made as of May 19, 2000 by and among Sebring Systems, Inc., a Delaware corporation (the "Company") and wholly-owned subsidiary of PLX Technology, Inc., a Delaware corporation ("PLX"), and Jack Regula (the "Pledgor").

RECITALS

      WHEREAS, the Company (f/k/a Sebring Systems, Inc., a New York corporation) and Pledgor are parties to that certain Stock Pledge Agreement dated June 18, 1997 (the "Agreement");

      WHEREAS, in connection with the acquisition of the Company by PLX on the date hereof, all outstanding shares of stock of the Company were converted into shares of Common Stock of PLX (the "Transaction");

      WHEREAS, upon the closing of the Transaction, Pledgor's Pledged Shares were converted into 27,155 shares of Common Stock of PLX (the "Replacement Shares");

      WHEREAS, upon the closing of the Transaction, the Company became a wholly-owned subsidiary of PLX;

      WHEREAS, the Company and Pledgor now desire to amend the Agreement to allow PLX to act as the escrow agent for the Pledged Shares and confirm that the Replacement Shares shall replace the Pledged Shares and shall be subject to the terms and conditions of the Agreement;

      NOW THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth and for other valuable consideration, including the Company's consent to the sale in the Transaction of all shares of Common Stock previously held by Pledgor, the parties hereby agree as follows:

AGREEMENT

      1. GRANT OF SECURITY INTEREST IN REPLACEMENT SHARES. The Replacement Shares shall replace the shares of Common Stock of the Company previously pledged and shall become subject to the terms and conditions set forth in the Agreement, and all references in the Agreement to "Pledged Shares" shall refer to the Replacement Shares. Pledgor hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the Replacement Shares.

      References to "the Company's Common Stock" or "Common Stock" in Section 9(ii), (iv) and (v) shall be deemed to refer to the common stock of PLX Technology, Inc.

      2. ESCROW AGENT. PLX Technology, Inc. shall replace Brobeck, Phleger & Harrison LLP as escrow agent, and all references to Brobeck, Phleger & Harrison are hereby amended to refer to PLX Technology, Inc.

      3. MISCELLANEOUS.

         (A) COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


         (B) AGREEMENT AFFIRMED. Except as amended hereby, the Agreement and all of the rights, duties, powers, obligations and interests of the parties thereunder shall remain in full force and effect.


         (C) ENTIRE AGREEMENT. This Amendment and the Agreement and the documents contemplated therein, embody the entire agreement and understanding between the parties with regard to the subject matter hereof and thereof, and supersede all prior negotiations, agreements and understandings, oral or written.

         (D) CAPITALIZATION. Capitalized terms not otherwise defined in this Amendment shall have the same meaning as set forth in the Agreement.


         (E) COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                                COMPANY:

                                                Sebring Systems, Inc.,
                                                a Delaware corporation

                                                By:   /s/    Michael J. Salameh
                                                      --------------------------
                                                      Michael J. Salameh,
                                                      President



                                                PLEDGOR:

                                                By:   /s/    Jack Regula
                                                      --------------------------
                                                      Jack Regula